UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                  July 19, 2005

                           TELEPLUS ENTERPRISES, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Nevada                       000-49628                  90-0045023
----------------------------          -----------            -------------------
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

                         7575 Transcanadienne, Suite 305
                       St-Laurent, Quebec, Canada H4T 1V6
                    ----------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code:             (514) 344-0778

                             465 St. Jean, Suite 601
                         Montreal, Quebec Canada H2Y 2R6
          -------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

      On July 15, 2005, the Company, entered into a Standby Equity Distribution Agreement with Cornell Capital Partners, LP, dated as of July 15, 2005. Pursuant to the Standby Equity Distribution Agreement, the Company may, at its
discretion, periodically sell to Cornell Capital Partners shares of the Company's common stock for a total purchase price of up to $35 million. For each share of common stock purchased under the Standby Equity Distribution Agreement, Cornell Capital Partners will pay the Company 98% of the lowest volume weighted average price of the Company's common stock as quoted by Bloomberg, LP on the Over-the-Counter Bulletin Board or other principal market on which the Company's common stock is traded for the five days immediately following the notice date. The price paid by Cornell Capital Partners for the Company's stock shall be determined as of the date of each individual request for an advance under the Standby Equity Distribution Agreement. Cornell Capital Partners will also retain 5% of each advance under the Standby Equity Distribution Agreement. Cornell's obligation to purchase shares of the Company's common stock under the Standby Equity Distribution Agreement is subject to certain conditions, including the Company obtaining an effective registration statement for shares of the Company's common stock sold under the Standby Equity Distribution Agreement and is limited to $2,000,000 per five consecutive trading days after the advance notice is provided to Cornell Capital Partners.

      Upon the execution of the Standby Equity Distribution Agreement, Cornell Capital Partners is entitled to receive as a one-time commitment fee 2,500,000 shares of the Company's common stock and two warrants to purchase 20,000,000 shares of the Company's common stock. Each warrant entitles the holder thereof to purchase common stock for 10,000,000 shares of the Company's common stock. The first warrant for 10,000,000 shares of the Company's common stock has an exercise price equal to $0.38 or as adjusted under the terms of the warrant. The second warrant for 10,000,000 shares of the Company's common stock has an exercise price equal to $0.25 or as adjusted under the terms of the warrant. The warrants expire three years from July 15, 2005.

      In relation with the Standby Equity Distribution Agreement, the Company has also entered into a Placement Agent Agreement, dated as of July 15, 2005, with Newbridge Securities Corporation. Upon execution of the Placement Agent Agreement, Newbridge Securities Corporation is entitled to receive, as a one-time placement agent fee, shares of the Company's common stock in an amount equal to $10,000 divided by the volume weighted average price of the Company's shares, as quoted on Bloomberg, LP, as of July 15, 2005.

      On July 15, 2004, the Company also entered into a Securities Purchase Agreement with Cornell. Pursuant to the Securities Purchase Agreement, the Company shall issue convertible-redeemable debentures to Cornell in the original principal amount of $5,625,000. The debentures have an 18-month term and accrue annual interest of 10%. The $5,625,000 under the debentures will be disbursed within five days of the execution of the Securities Purchase Agreement. The debentures may be redeemed by the Company at any time, in whole or in part. If on the date of redemption, the closing price of the Company's common stock is greater than the conversion price in effect, the Company shall pay a redemption premium of 20% of the amount redeemed in addition to such redemption. The debentures are also convertible at the holder's option at a conversion price equal to $0.285, which may be adjusted pursuant to the terms of the Secured Convertible Debentures. The debentures are secured by substantially all the assets of the Company.

Item 3.02. Unregistered Sales of Equity Securities.

      See Item 1.01 above.

Item 9.01. Financial Statements and Exhibits.

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibit No. Description


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

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Exhibit        Description                                          Location
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Exhibit 99.1   Standby Equity  Distribution  Agreement dated as of  Provided
               July 15, 2005 between the Company and Cornell herewith Capital Partners, LP

Exhibit 99.2   Securities  Purchase Agreement dated as of July 15,  Provided
               2005  between  the  Company  and  Cornell   Capital  herewith
               Partners, LP

Exhibit 99.3   Registration  Rights Agreement dated as of July 15,  Provided
               2005  between  the  Company  and  Cornell   Capital  herewith
               Partners, LP

Exhibit 99.4 Security Agreement dated as of July 15, 2005 Provided between the Company and Cornell Capital Partners, herewith LP

Exhibit 99.5   Investor Registration Rights Agreement dated as of   Provided
               July 15, 2005 between the Company and Cornell        herewith
               Capital Partners, LP

Exhibit 99.6 Placement Agent Agreement dated as of July 15, Provided 2005 by and among the Company, Cornell Capital herewith Partners, LP and Newbridge Securities Corporation

Exhibit 99.7   Warrant dated as of July 15, 2005 issued to          Provided
               Cornell Capital Partners, LP                         herewith

Exhibit 99.8   Warrant dated as of July 15, 2005 issued to          Provided
               Cornell Capital Partners, LP                         herewith

Exhibit 99.9   Convertible Debenture dated as of July 15, 2005      Provided
               issued to Cornell Capital Partners, LP               herewith

Exhibit 99.10  Pledge and Escrow Agreement dated July 15, 2005      Provided
               among the Company, Cornell Capital Partners, LP,     herewith
               Visioneer Holding Group, Inc. and David Gonzalez,
               Esq.

Exhibit 99.11  Escrow Agreement dated July 15, 2005 among the       Provided
               Company, Cornell Capital Partners, LP and David      herewith
               Gonzalez, Esq.

Exhibit 99.12  Escrow Agreement dated July 15, 2005 among the       Provided
               Company, Cornell Capital Partners, LP and David      herewith
               Gonzalez, Esq.

Exhibit 99.13  Subsidiary Security Agreement dated as of July 15,   Provided
               2005 between the Teleplus Retail Services, Inc.      herewith
               and Cornell Capital Partners, LP

Exhibit 99.14  Subsidiary Security Agreement dated as of July 15,   Provided
               2005 between the Teleplus Wireless Corp. and         herewith
               Cornell Capital Partners, LP

Exhibit 99.15  Subsidiary Security Agreement dated as of July 15,   Provided
               2005 between the Teleplus Connect Corp. and          herewith
               Cornell Capital Partners, LP


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2005                        TELEPLUS ENTERPRISES, INC.


                                           By:    /s/ Marius Silvasan
                                                  -------------------------
                                           Name:  Marius Silvasan
                                           Title: Chief Operations Officer